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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):

                              MAY 9, 1997


                             AMPHENOL CORPORATION
            (Exact name of Registrant as specified in its Charter)



Delaware                          1-10879                  22-2785165
(State or other jurisdiction      (Commission File         (I.R.S. Employer
 of incorporation)                Number)                  Identification No.)


358 Hall Avenue                                            06492
Wallingford, Connecticut                                   (Zip Code)
(Address principal
executive offices)


Registrant's telephone number, including area code: (203) 265-8900
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Item 5.     Other Events.

            The Company has issued a press release announcing the execution of a Memorandum of Understanding relating to the settlement of two class action lawsuits relating to the Company's proposed merger with NXS Acquisition Corp., a subsidiary of an affiliate of Kohlberg Kravis Roberts & Co. L.P. The press release is filed herewith as Exhibit 99.1.



Item 7.     Financial Statements and Exhibits.

       (c)  The following exhibits are filed with this report:

            99.1 Press Release of Amphenol Corporation dated May 9, 1997.


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                               SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMPHENOL CORPORATION



Date: May 9, 1997                       By: /s/Edward G. Jepsen
-----------------                           -----------------------
                                        Edward G. Jepsen
                                        Director, Executive Vice President
                                        and Chief Financial Officer (Principal
                                        Financial Officer and Principal
                                        Accounting Officer)